Exhibit 3.5

                                     BYLAWS
                                       OF
                             INVESTMENT AGENTS, INC.
                              a Nevada corporation

                                   ARTICLE I

                                     Offices

     Section 1.1 Principal Executive office.

     The principal executive office for the transaction of business of the corporation shall be fixed or may be changed by the approval of a majority of the authorized Directors, and additional officers may be established and maintained at such other place or places: as the Board of Directors may from time to time designate. The Board of Directors is hereby granted full power and authority to change said principal executive office from one location to another. Any such change shall be noted on these bylaws by the Secretary opposite this Section, or this Section maybe amended to state the new location.

     Section 1.2 Other Offices.

     Branch or subordinate business offices may be specified by the Board of Directors at any place or places where the corporation is qualified to do business.

                                   ARTICLE II

                            Meetings of Shareholders

     Section 2.1 Place of Meetings.

     All meetings of shareholders shall be held at the principal executive office of the corporation, or at any other place, within or without the State of Nevada, specified by the Board of Directors.

     Section 2.2 Annual Meeting.

     The annual meeting of the shareholders, after the year 2002, shall be held at the time and date in each year fixed by the Board of Directors, or, if not so designated, then on May 15th, in each year if not a legal holiday, and, if a legal holiday, on the next succeeding day not a legal holiday. At the annual meeting directors shall be elected, reports of the affairs of the corporation shall be considered, and any other business may be transacted that is within the power of the shareholders.
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     Section 2.3 Notice of Annual Meeting.

     Written notice of each annual meeting shall be given to each shareholder entitled to vote, either personally or by first-class mail, or, if the corporation has outstanding shares held of record by 500 or more persons (determined in accordance with Nevada General Corporation Law) on the record date for the meeting, by third-class mail, or by other means of written communications, charges prepaid, addressed to such shareholder at the shareholder's address appearing on the books of the corporation or given by such shareholder to the corporation for the purpose of notice. If any notice or report addressed to the shareholder at the address of such shareholder appearing on the books of the corporation is returned to the corporation by the United States Postal Service marked to indicate that the United States Postal Service is unable to deliver the notice or report to the shareholder at such address, all future notices or reports shall be deemed to have been duly given without further mailing if the same shall be available for the shareholder upon written demand of the shareholder at the principal executive office of the corporation for a period of one year from the date of the giving of the notice or report to all other shareholders. If a shareholder gives no address, notice shall be deemed to have been given to such shareholder if addressed to the shareholder at the place where the principal executive office of the corporation is situated, or if published at least once in some newspaper of general circulation in the county in which said principal executive office is located.

     All such notices shall be given to each shareholder entitled thereto not less than ten (10) days (or, if sent by third-class mail, thirty (30) days) nor more than sixty (60) days before each annual meeting. Any such notice shall be deemed to have been given at the time when delivered personally or deposited in the mail or sent by other means or written communication. An affidavit of mailing of any such notice in accordance with the foregoing provisions, executed by the Secretary, Assistant Secretary or any transfer agent of the corporation, shall be prima facie evidence of the giving of the notice.

     Such notice shall specify:

     (a)  the place, the date, and the hour of such meeting;

     (b) those matters that the Board of Directors, at the time of the mailing of the notice, intends to present for action by the shareholders (but, subject to the provisions of subsection (d) below, any proper matter maybe presented at the meeting for such action);

     (c) if directors are to be elected, the names of nominees intended at the time of the notice to be presented by the Board of Directors for election);

     (d) the general nature of a proposal, if any, to take action with respect to approval of (i) a contract or other transaction with en interested director,
(ii) amendment of the Articles of Incorporation, (iii) a reorganization of the corporation as defined in the Nevada General Corporation Law, (iv) voluntary dissolution of the corporation, or (v) a distribution in dissolution other than in accordance with the rights of outstanding preferred shares, if any; and

     (e) such other matters, if any, as may be expressly required by statute.

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     Section 2.4 Shareholder Proposals at Annual Meetings.

     At an annual meeting of the shareholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be specified in the notice of meeting (or any supplement thereto) given by or at the direction or the Board of Directors, otherwise properly brought before the meeting by or at the direction of the Board of Directors or otherwise properly brought before the meeting by a shareholder. In addition to any other applicable requirements, for business to be properly brought before an annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the corporation. To be timely, a shareholder's notice must be delivered to or mailed and received at the principal executive offices of the corporation, not less than 45 days nor more than 75 day prior to the date on which the corporation first mailed its proxy materials for the previous years annual meeting of shareholders (or the date on which the corporation mails its proxy materials for the current year if during the prior year the corporation did not hold an annual meeting or if the date of the annual meeting was changed more than 30 days from the prior year). A shareholder's notice to the Secretary shall set forth as to each matter the shareholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and record address of the shareholder proposing such business, (iii) the class and number of shares of the corporation which are beneficially owned by the shareholder, and (iv) any material interest of the shareholder in such business.

     Notwithstanding anything in the Bylaws to the contrary, no business shall be conducted at the annual meeting except in accordance with the procedures set forth in this Section 2.4, provided, however, that nothing in this Section 2.4 shall be deemed to preclude discussion by any shareholder of any business properly brought before the annual meeting in accordance with said procedure.

     The Chairman of an annual meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of this Section 2.4, and if he should so determine he shall so declare to the meeting, and any such business not properly brought before the meeting shall not be transacted.

     Nothing in this Section 2.4 shall affect the right of a shareholder to request inclusion of a proposal in the corporation's proxy statement to the extent that such right is provided by an applicable rule of the Securities and Exchange Commission.

     Section 2.5 Special Meetings.

     Special meetings of the shareholders for any purpose or purposes whatsoever may be called at any time by the Chairman of the Board (if there be such an officer appointed), by the President, by the Board of Directors, or by one or more shareholders entitled to cast not less than ten percent (10%) of the votes at the meeting.

     Section 2.6 Notice of Special Meetings.

     Upon request in writing that a special meeting of shareholders be called for any proper purpose, directed to the Chairman of the Board (if there be such an officer appointed), President, Vice President or Secretary by any person

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(other than the Board of Directors) entitled to call a special meeting of shareholders, the officer forthwith shall cause notice to be given to the shareholders entitled to vote that a meeting will be held at a time requested by the person or persons calling the meeting, not less than thirty-five (35) nor more than sixty (60) days after the receipt of the request. Except in special cases where other express provision is made by statute, notice of any special meeting of shareholders shall be given in the same manner as for annual meetings of shareholders. In addition to the matters required by Section 2.3(a) and, if applicable, Section 2.3(C) Or these Bylaws, notice of any special meeting shall specify the general nature of the business to be transacted, and no other business may be transacted at such meeting.

     Section 2.7 Quorum.

     The presence in person or by proxy of persons entitled to vote one third of the voting shares at any meeting shall constitute a quorum for the transaction or business. If a quorum is present, the affirmative vote of a majority of the shares represented and voting at the meeting (Which shares voting affirmatively also constitute at least a majority of the required quorum) shall be the act of the shareholders, unless the vote of a different number or voting by classes is required by the Nevada General Corporation Law, the Articles of Incorporation or these Bylaws. Any meeting of shareholders, whether or not a quorum is present, may be adjourned from time to time by the vote of the holders of a majority of the shares present in person or represented by proxy thereat and entitled to vote, but in the absence of a quorum no other business may be transacted at such meeting, except that the shareholders present or represented by proxy at a duly called or held meeting, at which a quorum is present, may continue to transact business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum, if any action taken (other than adjournment) is approved by at least a majority of the shares required to constitute a quorum.

     Section 2.8 Adjourned Meeting and Notice.

     When any shareholders' meeting, either annual or special, is adjourned for more than forty-five (45) days, or if after adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given as in the case of an original meeting. Except as provided above, it shall not be necessary to give any notice of the time and place of the adjourned meeting or of the business to be transacted thereat, other than by announcement of the time and place thereof at the meeting at which such adjournment is taken.

     Section 2.9 Record Date.

     (a) The Board of Directors may fix a time in the future as a record date for the determination of the shareholders entitled to notice of and to vote at any meeting of shareholders or entitled to give consent to corporate action in writing without a meeting, to receive any report, to receive any dividend or other distribution, or allotment of any rights, or to exercise rights in respect of any other lawful action. The record date so fixed shall be not more than sixty (60) days nor less than ten (10) days prior to the date of such meeting, nor more than sixty (60) days prior to any other action. A determination or shareholders of record entitled to notice of or to vote at a meeting of shareholders shall apply to any adjournment of the meeting unless the Board of Directors fixes a new record date for the adjourned meeting, but the Board of

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Directors shall fix a new record date if the meeting is adjourned for more than forty-five (45) days from the date set for the original meeting. When a record date is so fixed, only shareholders of record at the close of business on that date are entitled to notice of and to vote at any such meeting, to give consent without a meeting, to receive any report, to receive the dividend, distribution or allotment of rights, or to exercise the rights, as the case may be, notwithstanding any transfer of any shares on the books of the corporation after the record date, except as otherwise provided in the Articles of Incorporation or these Bylaws.

     (b) If no record date is fixed:

          (1) The record date for determining shareholders entitled to notice of or to vote at a meeting of shareholders shall be at the close of business on the business day next preceding the day on which notice is given or, if notice is waived, at the close of business on the business day preceding the day on which the meeting is held.

          (2) The record date for determining shareholders entitled to give consent to corporate action in writing without a meeting, when no prior action by the Board of Directors has been taken, shall be the day on which the first written consent is given.

          (3) The record date for determining shareholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto, or the sixtieth (60th) day prior to the date of such other action, whichever is later.

     Section 2.10 Voting.

     (a) Except as may be otherwise provided in the Articles of Incorporation, each outstanding share, regardless of class, shall be entitled to one vote on each matter submitted to a vote of shareholders.

     Any holders of shares entitled to vote on any matter may vote part of the shares in favor of the proposal and refrain from voting the remaining shares or vote them against the proposal, other than elections to office, but, if the shareholder fails to specify the number of shares such shareholder is voting affirmatively, it will be conclusively presumed that the shareholder's approving vote is with respect to all shares such shareholder is entitled to vote.

     (b) The candidates for directors receiving the highest number of affirmative votes of shares entitled to be voted for them, up to the number of directors to be elected by such shares, shall be elected. Votes against a director and votes withheld shall have no legal effect.

     Section 2.11 Proxies.

     (a) Every person entitled to vote shares (including voting by written consent) may authorize another person or other persons to act by proxy with respect to such shares. "Proxy" means a written authorization signed or an electronic transmission authorized by a shareholder or the shareholder's attorney-in-fact giving another person or persons power to vote with respect to the shares of such shareholder. "Signed" for the purpose of this Section means the placing of the shareholder's name or other authorization on the proxy (whether by manual signature, typewriting, telegraphic, or electronic

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transmission or otherwise) by the shareholder or the shareholder's attorney-in-fact: A proxy may be transmitted by an oral telephone transmission if it is submitted with information from which it may be determined that the proxy when authorized by the shareholder, or his or her attorney in fact. Any proxy duly executed is not revoked and continues in full force and effect until
(i) a written instrument revoking it is filed with the secretary of the corporation prior to the vote pursuant thereto, (ii) a subsequent proxy executed by the person executing the prior proxy is presented to the meeting, (iii) the person executing the proxy attends the meeting and votes in person, or (iv) written notice of the death or incapacity of the maker of such proxy is received by the corporation before the vote pursuant thereto is counted, provided that no such proxy shall be valid after the expiration of eleven (11) months from the date of its execution, unless otherwise provided in the proxy. Notwithstanding the foregoing sentence, a proxy that states that it is irrevocable, is irrevocable for the period specified therein to the extent permitted by the Nevada Revised Statutes. The dates contained on the forms of proxy presumptively determine the order of execution, regardless of the postmark dates on the envelopes in which they are mailed.

     (b) As long as no outstanding class of securities of the corporation is registered under Section 12 of the Securities Exchange Act of 1934, or is not exempted from such registration by Section 12(g)(2) of such Act, any form of proxy or written consent distributed to ten (10) or more shareholders of the corporation when outstanding shares of the corporation are held of record by 100 or more persons shall afford an opportunity on the proxy or form of written consent to specify a choice between approval and disapproval of each matter or group of related matters intended to be acted upon at the meeting for which the proxy is solicited or by such written consent, other than elections to office, and shall provide, subject to reasonable specified conditions, that where the person solicited specifies a choice with respect to any such matter the shares will be voted in accordance therewith. In any election of directors, any form of proxy in which the directors to be voted upon are named therein as candidates and which is marked by a shareholder "withhold" or otherwise marked in a manner indicating that the authority to vote for the election of directors is withheld shall not be voted for the election of a director.

     Section 2.12 Validation of Defectively Called or Noticed Meetings.

     The transactions of any meeting of shareholders, however called and noticed, and wherever held, are as valid as though had at a meeting duly held after regular call and notice, if a quorum is present either in person or by proxy, and if, either before or after the meeting, each of the persons entitled to vote, not present in person or by proxy, signs a written waiver of notice or a consent to the holding of the meeting or an approval of the minutes thereof. All such waivers, consents and approvals shall be filed with the corporate records or made a part of the minutes of the meeting. Attendance of a person at a meeting shall constitute a waiver of notice of and presence at such meeting, except when the person objects, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened and except that attendance at a meeting is not a waiver of any right to object to the consideration of matters required by these Bylaws--or by the Nevada General Corporation Law to be included in the notice if such objection is expressly made at the meeting. Neither the business to be transacted at nor the purpose of any regular or special meeting of shareholders need be specified in any written waiver of notice, consent to the holding of the meeting or approval

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of the minutes thereof, unless otherwise provided in the Articles of
Incorporation or these Bylaws, or unless the meeting involves one or more matters specified in Section 2.3(d) of these Bylaws.

     Section 2.13 Action Without Meeting.

     (a) Directors may be elected without a meeting by a consent in writing, setting forth the notion so taken, signed by all of the persons who would be entitled to vote for the election of directors, provided that, without notice except as hereinafter set forth, a director may be elected at any time to fill a vacancy not filled by the directors (other than a vacancy created by removal of a director) by the written consent of persons holding a majority of the outstanding shares entitled to vote for the election of directors.

     Any other action that may be taken at a meeting of the shareholders maybe taken without a meeting, and without prior notice except as hereinafter set forth, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Written consent, shall be given at least ten (10) days before the consummation of the action authorized by such approval; and

     (b) Unless the consents of all shareholders entitled to vote have been solicited in writing:

          (1) notice of any proposed shareholder approval of (i) a contract or other transaction with an interested director, (ii) indemnification of an agent of the corporation, (iii) a reorganization of the corporation as defined in the Nevada General Corporation Law, or (iv) a distribution in dissolution other than in accordance with the rights of outstanding preferred shares, if any, without a meeting by less than unanimous written consent, shall be given at least ten (10) days before the consummation of the action authorized by such approval; and

          (2) prompt notice shall be given of the taking of any other corporate action approved by shareholders without a meeting by less than unanimous written consent to those shareholders entitled to vote who have not consented in writing. Such notices shall be given in the manner provided in Section 2.3 of these Bylaws.

     Any shareholder giving a written consent, or the shareholder's proxy holders, or a transferee of the shares or a personal representative of the shareholder or their respective proxy holders, may revoke the consent by a writing received by the corporation prior to the time that written consents of the number of shares, required to authorize the proposed action have been filed with the Secretary of the corporation, but may not do so thereafter. Such revocation is effective upon its receipt by the Secretary of the corporation.

Section 2.14 Inspectors of Election.

(a) In advance of any meeting of shareholders, the Board of Directors may appoint inspectors of election to act at the meeting and any adjournment thereof. If inspectors of election are not so appointed, or if any persons so appointed fail to appear or refuse to act, the chairman of any such meeting may, and on the request of any shareholder or the holder of such shareholder's proxy

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shall, appoint inspectors of election (or persons to replace those who so fail or refuse) at the meeting. The number of inspectors shall be either one or three. If inspectors are appointed at a meeting on the request of one or more shareholders or holders of proxies, the majority of shares represented in person or by proxy shall determine whether one inspector or three inspectors are to be appointed.

     (b) The inspectors of election shall determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum and the authenticity, validity and effect of proxies; receive votes, ballots or consents; hear and determine all challenges and questions in any way arising in connection with the right to vote; count and tabulate all votes or consents; determine when the polls shall close; determine the result; and do such acts as may be proper to conduct the election or vote with fairness to all shareholders.

     (c) The inspectors of election shall perform their duties impartially, in good faith, to the best of their ability and as expeditiously as is practical. If there are three inspectors of election, the decision, act or certificate of a majority is effective in all respects as the decision, act or certificate of all. Any report or certificate made by the inspectors of election is prima facie evidence of the facts stated therein.

                                  ARTICLE III

                               Board of Directors

     Section 3.1 Powers; Approval of Loans to Officers.

     (a) Subject to the provisions of the Nevada General Corporation Law and any limitations in the Articles of Incorporation relating to action required to be approved by the shareholders or by the outstanding shares, the business and affairs of the corporation shall be managed and all corporate powers shall be exercised by or under the direction of the Board of Directors. The Board of Directors may delegate the management of the day-to-day operation of the business of the corporation to a management company or other person, provided that the business and affairs of the corporation shall be managed and all corporate powers shall be exercised under the ultimate direction of the Board of Directors.

     (b) The corporation may, upon approval of the Board of Directors alone, make loans of money or property to, or guarantee the obligations of, any officer (whether or not a director) of the corporation or of its parent, or adopt an employee benefit plan authorizing such loans or guaranties, provided that:

          (1) the Board of Directors determines that such a loan, guaranty or plan may reasonably be expected to benefit the corporation;

          (2) the corporation has outstanding shares held of record by 100 or more persons (determined as provided in the Nevada General Corporation Law) on the date of approval by the Board of Directors;

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          (3) the approval by the Board of Directors is by a vote sufficient without counting the vote of any interested director(s); and

          (4) the loan is otherwise made in compliance with the Nevada General Corporation law or the Nevada Revised Statutes.

     Section 3.2 Number and Qualification of Directors

     The number of directors of the corporation shall not be less than five (5) nor more than fifteen (15) until changed by amendment of the Articles of Incorporation or by a Bylaw amending this Section 3.2 duly adopted by the vote or written consent of holders of a majority of the outstanding shares, provided that if the minimum number of directors is five or more, any proposal to reduce the minimum number of directors to a number less than five cannot be adopted if the votes cast against its adoption at a meeting, or the shares not consenting in the case of action by written consent, are equal to more than sixteen and two-thirds percent (16-2/3%) of the outstanding shares entitled to vote. The exact number of directors shall be fixed from time to time, within the limits specified in the Articles of Incorporation or in this Section 3.2, by a bylaw or amendment thereof duly adopted by the vote of a majority of the shares entitled to vote represented at a duly held meeting at which a quorum is present, or by the written consent of the holders of a majority of the outstanding shares entitled to vote, or by the Board of Directors.

     Subject to the foregoing provisions for changing the number of directors, the number of directors of the corporation has been fixed at five (5).

     Section 3.3 Classified Board of Directors; Election and Term of Office.

     (a) The directors shall be divided into three classes, designated Class I, Class II and Class III, as nearly equal in number as the then total number of directors permits. At the 2003 annual meeting of shareholders, Class I directors shall be elected for a one-year term, Class II directors for a two-year term and Class III directors for a three-year term. At each succeeding annual meeting of shareholders beginning in 2004, successors to the class of directors whose term expires at that annual meeting shall be elected for a three-year term. If the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number or directors in each class as nearly equal as possible, and any additional directors of any class elected to fill a vacancy resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of that class, but in no case will a decrease in the number of directors shorten the term of any incumbent director. A director shall hold office until the annual meeting for the year in which his term expires and until his successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office. Any vacancy on the Board of Directors, including any vacancy that results from an increase in the number of directors, may be filled by a majority of the Board of Directors then in office, although less than a quorum, or by a sole remaining director. Any director elected to fill a vacancy shall have the same remaining term as that of his predecessor.

     (b) Notwithstanding the foregoing, whenever the holders of any one or more classes or series of preferred stock issued by the corporation shall have the

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right, voting separately by class or series, to elect directors at an annual or special meeting or shareholders, the election, term or office, filling of vacancies and other features of such directorships shall be governed by the terms of the Articles of Incorporation applicable thereto, and such directors so elected shall not be divided into classes pursuant to these Bylaws unless expressly provided by such terms.

     (c) A director may not be removed if the votes cast against removal of the director, or not consenting in writing to the removal, would be sufficient to select the director if voted cumulatively (without regard to whether shares may otherwise be voted cumulatively) at an election at which the same total number of votes were cast (or, if the action is taken by written consent, all shares entitled to vote were voted) and either the number of directors elected at the most recent annual meeting of shareholders, or if greater, the number of directors for whom removal is being sought, were then being elected.

     (d) So long as an outstanding class of securities of the corporation is registered under Section 12 of the Securities Exchange Act of 1934 and the outstanding shares of the corporation are held of record by 100 or more persons of record, after the annual meeting of shareholders for 2003, the corporation shall have not less than one (1) independent director, as that term is then defined in section 303A of the New York Stock Exchange Listed Company Manual and after the annual meeting of shareholders for 2004, the corporation shall have not lees than three (3) independent directors or a majority of independent directors if the corporation is a Securities and Exchange Commission Small Business "SB" filer.

     (e) Any amendment, change or repeal or this Section 3.3 of Article III, or any other amendment to these Bylaws that will have the effect of permitting circumvention of or modifying this Section 3.3 of Article III, shall require the favorable vote, at a shareholders' meeting, of the holders of one third of the then-outstanding shares of stock of the corporation entitled to vote.

     Section 3.4 Vacancies.

     A vacancy in the Board of Directors shall be deemed to exist in case of the death, resignation or removal of any director, if a director has been declared of unsound mind by order of court or convicted of a felony, if the authorized number or directors is increased, if the incorporator or incorporators have failed to appoint the authorized number of directors in any resolution for appointment of directors upon the initial organization of the corporation, or if the shareholders fail, at any annual or special meeting of shareholders at which any director or directors are elected, to elect the full authorized number of directors to be voted for at that meeting.

     Vacancies in the Board of Directors, except for a vacancy created by the removal of a director, may be filled by a majority of the directors present at a meeting at which a quorum is present, or if the number of directors then in office is less than a quorum, (a) by the unanimous written consent of the directors then in office, (b) by the vote of a majority of the directors then in office at a meeting held pursuant to notice or waivers of notice in compliance with these Bylaws, or (c) by a sole remaining director. Each director so elected shall hold office until his or her successor is elected at an annual or a special meeting of the shareholders. A vacancy in the Board of Directors created

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by the removal of a director may be filled only by the vote of a majority of the shares entitled to vote represented at a duly held meeting at which a quorum is present, or by the written consent of all of the holders of the outstanding shares.

     The shareholders may elect a director or directors at any time to fill any vacancy or vacancies not filled by the directors. Any such election by written consent other than to fill a vacancy created by removal shall require the consent of holders of a majority of the outstanding shares entitled to vote. Any such election by written consent to fill a vacancy created by removal shall require the unanimous written consent of all shares entitled to vote for the election of directors.

     Any director may resign effective upon giving written notice to the Chairman of the Board (if there be such an officer appointed), the President, the Secretary or the Board of Directors of the corporation, unless the notice specifies a later time for the effectiveness of such resignation. If the resignation is effective at a future time, a successor may be elected to take office when the resignation becomes effective.

     No reduction or the authorized number or directors shall have the effect of removing any director prior to the expiration of the director's term of office.

     Section 3.5 Time and Place of Meetings.

     The Board of Directors shall hold a regular meeting immediately after the meeting or shareholders at which it is elected and at the place where such meeting is held, or at such other place as shall be fixed by the Board of Directors, for the purpose of organization, election of officers of the corporation and the transaction of other business. Notice of such meeting is hereby dispensed with. Other regular meetings of the Board of Directors shall be held without notice at such times and places as are fixed by the Board of Directors. Special meetings of the Board of Directors may be held at any time whenever called by the Chairman of the Board (if there be such an officer appointed), the President, any Vice-President, the Secretary or any two directors.

     Except as hereinabove provided in this Section 3.5, all meetings of the Board of Directors may be held at any place within or without the State of Nevada that has been designated by resolution of the Board of Directors as the place for the holding of regular meetings, or by written consent of all directors. In the absence of such designation, meetings of the Board of Directors shall be held at the principal executive office of the corporation. Special meetings of the Board of Directors may be held either at a place so designated or at the principal executive office of the corporation.

     Section 3.6 Notice of Special Meetings.

     Notice of the time and place of special meetings shall be delivered personally to each director or communicated to each director by telephone, telegraph, facsimile, electronic mail message or mail, charges prepaid, addressed to the director at the director's address as it is shown upon the records of the corporation or, if it is not so shown on such records or is not readily ascertainable, at the place at which the meetings of the directors are regularly held. In case such notice is mailed, it shall be deposited in the United States mail at least four (4) days prior to the time of the holding of the meeting. In case such notice is delivered personally or by telephone, telegraph, facsimile or electronic mail message, as above provided, it shall be so delivered at least forty-eight (48) hours prior to the time of the holding of the meeting. Any such transmission of notice, as above provided, shall be due, legal and personal notice to such director. As used herein, notice by telephone shall be deemed to include a voice messaging system or other system or technology designed to record and communicate messages, or wireless, to the recipient, including the recipient's designated voice mailbox or address on such a system.

     Notice of a meeting need not be given to any director who signs a waiver of notice or a consent to holding the meeting or an approval of the minutes thereof, whether before or after the meeting, or who attends the meeting without protesting, prior thereto or at its commencement, the lack of notice to such director. All such waivers, consents and approvals shall he filed with the corporate records or made a part of the minutes of the meetings.

     Section 3.7 Action at a Meetings: Quorum and Required Vote.

     (a) Presence of a majority of the authorized number of directors at a meeting of the Board of Directors constitutes a quorum for the transaction of business, except as hereinafter provided.

     (b) Members of the Board of Directors may participate in a meeting through use of conference telephone, electronic video screen communication or other Communications equipment. Participation in a meeting through use of conference telephone pursuant to this subsection (b) constitutes presence in person at such meeting as long as all members participating in the meeting are able to hear one another. Participation in a meeting through use of electronic video screen communication or other communications equipment (other than conference telephone) pursuant to this subsection (b) constitutes presence in person at such meeting, if (1) each member participating in the meeting can communicate with all of the other members concurrently, (2) each member is provided the means of participating in all matters before the board, including, without limitation, the capacity to propose, or to interpose an objection, to a specific action to be taken by the corporation, and (3) the Corporation adopts and implements some means of verifying that (a) a person participating in the meeting is a director or other person entitled to participate in the meeting, and (b) all actions of, or votes by, the Board are taken or cast only by the directors and not by persons who are not directors.

     (c) every act or decision done or made by a majority of the directors present at a meeting duly held at which a quorum is present is the act of the Board of Directors, unless a greater number, or the same number after disqualifying one or more directors from voting, is required by law, by the Articles of Incorporation, or by these Bylaws. A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for such meeting.

     Section 3.8 Action Without a Meeting.

     Any action required or permitted to be taken by the Board of Directors may be taken without a meeting, if all members of the Board of Directors shall individually or collectively consent in writing to such action. Such written consent or consents shall be filed with the minutes of the proceedings of the Board of Directors. Such action by written consent shall have the same force and effect as a unanimous vote of such directors.

     Section 3.9 Adjourned Meeting and Notice.

     A majority of the directors present, whether or not a quorum is present, may adjourn any meeting to another time and place. If the meeting is adjourned for more than twenty-four (24) hours, notice of any adjournment to another time or place shall be given prior to the time of the adjourned meeting to the directors who were not present at the time of the adjournment.

     Section 3.10 Fees and Compensation.

     Directors and members of committees may receive such compensation, if any, for their services, and such reimbursement for expenses, as may be fixed or determined by resolutions of the Board of Directors. Directors serving on any Audit Committee shall not receive compensation other than directors' fees.

     Section 3.11 Appointment of Audit, Executive and Other Committees.

     The Board of Directors may, by resolution adopted by a majority of the authorized number of directors, designate one or more committees, each consisting of two or more directors, to serve at the pleasure of the Board of Directors. So long as the corporation has a class of securities registered under the Securities Exchange Act of 1934, the Board of Director shall have an Audit Committee. Except as to the Audit Committee, a majority of which cannot be comprised of non-independent directors, the Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent member at any meeting of the committee. The appointment or members or alternate member's of a committee requires the vote of a majority of the authorized number of directors. Any such committee, to the extent provided in the resolution of the Board of Directors or in these Bylaws, shall have all the authority of the Board of Directors, except with respect to:

     (a) The approval of any action for which the Nevada General Corporation Law also requires shareholders' approval or approval of the outstanding shares.

     (b) The filling of vacancies on the Board of Directors or in any committee.

     (c) The fixing of compensation of the directors for serving on the Board of Directors or on any committee.

     (d) The amendment or repeal of these Bylaws or the adoption of new Bylaws.

     (e) The amendment or repeal of any resolution of the Board of Directors that by its express terms is not so amendable or repealable.

     (f) A distribution to the shareholders of the corporation, except at a rate, in a periodic amount or within a price range determined by the Board of Directors.

     (g) The appointment of other committees of the Board of Directors or the members thereof.

     The Audit Committee shall adopt an audit committee charter that addresses the audit committees purposes, duties and responsibilities and other committees, may but are not required to adopt a committee charter. Further, the provisions of Sections 3.5 through 3.9 of these Bylaws apply also to committees of the Board of Directors and action by such committees, MUTATIS MUTANDIS (with the necessary changes having been made in the language thereof).

                                   ARTICLE IV

                                    Officers

     Section 4.1 Officers.

     The officers of the corporation shall consist of the President, the Secretary and a Chief Financial Officer, and each of them & shall be appointed by the Board or Directors. The corporation may also have a Chairman of the Board, Treasurer, one or more Vice-Presidents, a Controller, one or more Assistant Secretaries and Assistant Treasurers and such other officers as may be appointed by the Board of Directors, or with authorization from the Board of Directors by the President. The order of the seniority of the Vice-Presidents shall be in the order of their nomination, unless otherwise determined by the Board of Directors. Any two or more of such offices may be held by the same person. The Board of Directors shall designate one officer as the chief financial officer of the corporation. In the absence of such designation, the Treasurer shall be the chief financial officer. The Board of Directors may appoint, and may empower the President to appoint, such other officers as the business of the corporation may require, each of whom shall have such authority and perform such duties as are provided in these bylaws or as the Board of Directors may from time to time determine.

     All officers of the corporation shall hold office from the date appointed to the date of the next succeeding regular meeting of the Board of Directors following the meeting of shareholders at which the Board of Directors is elected, and until their successors are elected, provided that all officers, as well as any other employee or agent of the corporation, may be removed at anytime at the pleasure of the Board of Directors, or, except in the case of an officer chosen by the Board of Directors, by any officer upon whom such power of removal may be conferred by the Board of Directors, and upon the removal, resignation, death or incapacity of any officer, the Board of Directors or the President, in cases where he or she has been vested by the Board of Directors with power to appoint, may declare such office vacant and fill such vacancy. Nothing in these Bylaws shall be construed as creating any kind of contractual right to employment with the corporation.

     Any officer may resign at any time by giving written notice to the Board of Directors, the President or the Secretary of the corporation, without prejudice, however, to the rights, if any, of the corporation under any contract to which such officer is a party. Any such resignation shall take effect at the date of the receipt of such notice or at any later time specified therein; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

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
     The salary and other compensation of the officers shall be fixed from time to time by resolution of or in the manner determined by the Board of Directors.

     Section 4.2 The Chairman of the Board.

     The Chairman of the Board (it there be such an officer appointed) shall, when present, preside at all meetings of the Board of Directors and shall perform all the duties commonly incident to that office. The Chairman of the Board shall have authority to execute in the name of the corporation bonds, contracts, deeds, leases and other written instruments to be executed by the corporation (except where by law the signature of the President is required), and shall perform such other duties as the Board of Directors may from time to time determine.

     Section 4.3 The President.

     Subject to such supervisory powers, if any, as may be given by the Board of Directors to the Chairman of the Board, the President shall be the chief executive officer of the corporation and shall perform all the duties commonly incident to that office. The President shall have authority to execute in the name of the corporation bonds, contracts, deeds, leases and other written instruments to be executed by the corporation. The President shall preside at all meetings of the shareholders and, in the absence of the Chairman of the Board or if there is none, at all meetings of the Board of Directors, and shall perform such other duties as the Board of Directors may from time to time determine.

     Section 4.4 Vice-Presidents.

     The Vice-Presidents (if there be such officers appointed), in the order of their seniority (unless otherwise established by the Board of Directors), may assume and perform the duties or the President in the absence or disability of the President or whenever the offices of the Chairman of the Board and President are vacant. The Vice-Presidents shall have such titles, perform such other duties and have such other powers as the Board of Directors, the President or these Bylaws may designate from time to time.

     Section 4.5 The Secretary.

     The Secretary shall record or cause to be recorded, and shall keep or cause to be kept, at the principal executive office and such other place as the Board of Directors may order, a book of minutes of actions taken at all meetings or directors and committees thereof and of shareholders, with the time and place of holding, whether regular or special, and, if special, how authorized, the notice thereof given, the names of those present at directors' meetings, the number of shares present or represented at shareholders' meetings, and the proceedings thereof.

     The Secretary shall keep, or cause to be kept, at the principal executive office or at the office of the corporation's transfer agent, a share register or a duplicate share register in a form capable of being converted into written form, showing the names of the shareholders and their addresses, the number and classes of shares held by each, the number and date or certificates issued for the same and the number and date of cancellation of every certificate surrendered for cancellation.

     The Secretary shall give, or cause to be given, notice of all the meetings of the shareholders and of the Board or Directors and committees thereof required by these Bylaws or by law to be given, and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or by these Bylaws.

     The President may direct any Assistant Secretary to assume and perform the duties of the Secretary in the absence or disability of the Secretary, and each Assistant Secretary shall perform such other duties and have such other powers as the Board of Directors or the President may designate from time to time.

     Section 4.6 The Treasurer.

     The Treasurer shall keep and maintain, or cause to be kept and maintained, adequate and correct accounts of the properties and business transactions of the corporation. The books of account shall at all reasonable times be open to inspection by any director.

     The Treasurer shall deposit all moneys and other valuables in the name and to the credit of the corporation with such depositories as may be designated by the Board of Directors. The Treasurer shall disburse the funds of the corporation as may be ordered by the Board of Directors, shall render to the President and directors, whenever they request it, an account of all of the Treasurer's transactions as Treasurer and of the financial condition of the corporation and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or these Bylaws.

     The President may direct any Assistant Treasurer to assume and perform the duties of the Treasurer in the absence or disability of the Treasurer, and each Assistant Treasurer shall perform such other duties and have such other powers as the Board of Directors or the President may designate from time to time.

     Section 4.7 The Controller.

     The Controller (if there be such an officer appointed) shall be responsible for the establishment and maintenance of accounting and other systems required to control and account for the assets of the corporation and provide safeguards therefor, and to collect information required for management purposes, and shall perform such other duties and have such other powers as the Board of Directors or the President may designate from time to time.

     The President may direct any Assistant Controller to assume and perform the duties of the Controller in the absence or disability of the Controller, and each Assistant Controller shall perform such other duties and have such other powers as the Board of Directors, the Chairman of the Board (if there be such an officer appointed) or the President may designate from time to time.

                                   ARTICLE V

                       Execution of Corporate Instruments
                        Ratification and Voting of Stocks
                            Owned by the Corporation

     Section 5.1 Execution of Corporate Instruments.

     In its discretion, the Board of Directors may determine the method and designate the signatory officer or officers or other person or persons, to execute any corporate instrument or document, or to sign the corporate name without limitation, except where otherwise provided by law, and such execution or signature shall be binding upon the corporation.

     All checks and drafts drawn on banks or other depositories on funds to the credit of the corporation, or in special accounts of the corporation, shall be signed by such person or persons as the Board of Directors shall authorize to do so.

     The Board of Directors shall designate an officer who personally or through his representative, shall, vote shares of other corporations standing in the name of this corporation. The authority to vote shares shall include the authority to execute a proxy in the name of the corporation for purposes of voting the shares.

     Section 5.2 Ratification by Shareholders.

     In its discretion, the Board of Directors may submit any contract or act for approval or ratification of the shareholders at any annual meeting of shareholders, or at any special meeting of shareholders called for that purpose; and any contract or act that shall be approved or ratified by the holders of a majority of the voting power of the corporation shall be as valid and binding upon the corporation and upon the shareholders thereof as though approved or ratified by each and every shareholder of the corporation, unless a greater vote is required by law for such purpose.

     Section 5.3 Voting of Stocks Owned by the Corporation.

     All stock of other corporations owned or held by the corporation for itself, or for other parties in any capacity, shall be voted, and all proxies with respect thereto shall be executed, by the person authorized to do so by resolution of the Board of Directors, or in the absence of such authorization, by the Chairman of the Board (if there be such an officer appointed), the President or any Vice-President, or by any other person authorized to do so by the Chairman of the Board, the President or any Vice President.

                                   ARTICLE VI

                            Annual and Other Reports

     Section 6.1 Reports to Shareholders.

     The Board of Directors of the corporation shall cause an annual report to be sent to the shareholders not later than 120 days after the close of the fiscal year, and at least fifteen (15) days (or, if sent by third-class mail, thirty-five (35) days) prior to the annual tweeting of shareholders to be held during the next fiscal year. This report shall contain a balance sheet as of the end of that fiscal year and an income statement and statement of changes in financial position for that fiscal year, accompanied by any report thereon of independent accountants or, if there is no such report, the certificate of an authorized officer of the corporation that the statements were prepared without audit from the books and records of the corporation. This report shall also contain such other matters as required by the Nevada General Corporation Law, unless the corporation is subject to the reporting requirements of Section 13 of the Securities Exchange Act of 1934, and is not exempted therefrom under Section 17(g)(2) thereof. As long as the corporation has less than 100 holders of record of its shares (determined as provided in the Nevada General Corporation Law), the foregoing requirement of an annual report is hereby waived.

     So long as an outstanding class of securities or the corporation is registered under Section 12 of the Securities Exchange Act of 1934 and the outstanding shares of the corporation are held of record by 100 or more persons of record, the report shall be accompanied by a report of an independent accountant, prepared with an audit, by auditors subject to peer review consistent with the American Institute of Certified Public Accountants (AICPA) procedures.

     If no annual report for the last fiscal year has been sent to shareholders, the corporation shall, upon the written request of any shareholder made more than 120 days after the close of such fiscal year, deliver or mail to the person making the request within thirty (30) days thereafter the financial statements for such year as required by the Nevada General Corporation Law. A shareholder or shareholders holding at least five percent (5%) of the outstanding shares of any class of the corporation may make a written request to the corporation for an income statement of the corporation for the three-month, six-month or nine-month period of the current fiscal year ended more than thirty (30) days prior to the date of the request and a balance sheet of the corporation as of the end of such period and, in addition, if no annual report for the last fiscal year has been sent to shareholders, the annual report for the last fiscal year, unless such report has been waived under these Bylaws. The statements shall be delivered or mailed to the person making the request within thirty (30) days thereafter. A copy of any such statements shall be kept on file in the principal executive office of the corporation for twelve (12) months, and they shall be exhibited at all reasonable times to any shareholder demanding an examination of the statements, or a copy shall be mailed to the shareholder.

     The Form 10K or 10KSB filed with the Securities and Exchange Act can be used as the annual report; provided, however, that the certification required by
Section 302 of the Sarbanes-Oxley Act are contained therein.

     The quarterly income statements and balance sheets referred to in this section shall be accompanied by the report thereon, if any, of any independent accountants engaged by the corporation or the certificate of an authorized officer of the corporation that the financial statements were prepared without audit from the books and records of the corporation.

     The Form 10Q or 10SSB filed with the Securities and Exchange Act can be used as the quarterly report; provided, however, that the certification required by Section 302 of the Sarbaness-Oxley Act are contained therein.

     Section 6.2 Report of Shareholder Vote.

     For a period or sixty (60) days following the conclusion of an annual, regular or special meeting of shareholders, the corporation shall, upon written request from a shareholder, forthwith inform the shareholder of the result of any particular vote of shareholders taken at the meeting, including the number of shares voting for, the number of sharer voting against and the number of shares abstaining or withheld from voting. It the matter voted on was the election of directors, the corporation shall report the number of shares (or votes if voted cumulatively) cast for each nominee for director. If more than one class or series of shares voted, the report shall state the appropriate numbers by class and series of shares.

     Section 6.3 Reports to the Secretary of State.

     (a) Every year, during the calendar month in which the original articles of incorporation were filed with the Nevada Secretary of State, or during the preceding five calendar months, the corporation shall file a statement with the Secretary or State on the prescribed form, setting forth the required information designated thereon, to include, if required, the names and complete business and residence addressee of all incumbent directors, the names and complete business or resident addressee of the chief executive officer, the secretary and the chief financial officer, the street address of the corporation's principal executive office or principal business office in this state; and a designation of the agent of the corporation for the purpose of service of process, all in compliance with Nevada Revised Statutes.

     (b) Notwithstanding the provisions of paragraph (a) of this section, if there has been no change in the information contained in the corporation's last annual statement on file in the Secretary of State's office, the corporation may, in lieu of filing the annual statement described in paragraph (a) of this section, advice the Secretary of State, on the appropriate form, if such a form exists, that no changes in the required information have occurred during the applicable period.

                                  ARTICLE VII

                                 Shares of Stock

     Every holder of shares in the corporation shall be entitled to have a certificate signed in the name of the corporation by the Chairman or Vice Chairmen of the Board (if there be such officers appointed) or the President or a Vice-President and by the Chief Financial Officer or any Assistant Treasurer or the Secretary or any Assistant Secretary, certifying the number of shares and the class or series of shares owned by the shareholder. Any of the signatures on the Certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it maybe issued by the corporation with the same effect as if such person were an officer, transfer agent or registrar at the date of issue.

     Any such certificate shall also contain such legends or other statements as may be required by federal or other state securities laws, and any agreement between the corporation and the issue of the certificate.

     Certificates for shares may be issued prior to full payment, under such restrictions and for such purposes as the Board of Directors or these Bylaws may provide; provided, however, that the certificate issued to represent any such partly paid shares shall state on the face thereof the total amount of the consideration to be paid therefor, the amount remaining unpaid and the terms of payment.

     No new certificate for shares shall be issued in lieu of an old certificate unless the latter is surrendered and canceled at the same time; provided, however, that a now certificate will be issued without the surrender and cancellation of the old certificate if (1) the old certificate is lost, apparently destroyed or wrongfully taken; (2) the request for the issuance of the new certificate is made within a reasonable time after the owner of the old certificate has notice of its loss, destruction or theft; (3) the request for the issuance of a new certificate is made prior to the receipt of notice by the corporation that the old certificate has been acquired by a bona fide purchaser,
(4) the owner of the old certificate files a sufficient indemnity bond with or provides other adequate security to the corporation, and (5) the owner satisfies any other reasonable requirement imposed by the corporation. In the event of the issuance of a new certificate, the rights and liabilities of the corporation, and of the holders of the old and new certificates, shall be governed by the provisions of the Uniform Commercial Code as enacted or as applicable in Nevada.

                                  ARTICLE VIII

                         Inspection of Corporate Records

     Section 8.1 General Records.

     The accounting books and records and the minutes of proceedings of the shareholders, the Board of Directors and committees thereof of the corporation and any subsidiary, of the corporation shall be open to inspection upon the written demand on the corporation of any shareholder or holder of a voting trust certificate at any reasonable time during usual business hours, for a purpose reasonably related to such holder's interests as a shareholder or as the holder of such voting trust certificate. Such inspection by a shareholder or holder of a voting trust certificate may be made in person or by agent or attorney, and the right of inspection includes the right to copy and make extracts. Minutes of proceedings of the shareholders, Board, and committee thereof shall be kept in written form. Other books and records shall be kept either in written form or in any other form capable of being converted into written form.

     A shareholder or shareholders holding at least five percent (5%) in the aggregate of the outstanding voting shares of the corporation or who hold at least one percent (l%) of such voting shares and have filed a Schedule 14A with the United Staten Securities and Exchange Commission relating to the election of directors of the corporation shall have (in person, or by agent or attorney) the right to inspect and copy the record of shareholders' names and addresses and shareholdings during usual business hours upon five (5) business days' prior written demand upon the corporation or to obtain from the transfer agent for the corporation, upon written demand and upon the tender of its usual charges for such list, a list of the shareholders' names and addresses, who are entitled to vote for the election of directors, and their shareholdings, as of the most recent record date for which it has been compiled or as of a date specified by the shareholder subsequent to the date of demand. The list shall be made available on or before the later of five (5) business days after the demand is received or the date specified therein as the date as of which the list is to be compiled.

     Every director shall have the absolute right at any reasonable time to inspect and copy all books, records and documents of every kind and to inspect the physical properties of the corporation and its subsidiaries. Such inspection by a director may be made in person or by agent or attorney, and the right of inspection includes the right to copy and make extracts.

     Section 8.2 Inspection of Articles of Incorporation and Bylaws.

     The corporation shall keep at its principal executive office in Nevada, or if its principal executive office is not in Nevada, then at its principal business office in Nevada or with its Resident Agent, the original or a copy of the Articles of Incorporation as amended to date, and these Bylaws as amended to date, which shall be open to inspection by the shareholders at all reasonable times during office hours.

                                   ARTICLE IX

          Indemnification of Officers, Directors, Employees and Agents

     Section 9.1 Right to Indemnification

     Each person who was or is a party or is threatened to be made a party to or is involved (as a party, witness or otherwise), in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (hereafter a "Proceeding"), by reason of the fact that he, or a person of whom he is the legal representative, is or was a director, officer, employee or agent or the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise or was a director, officer, employee or agent of a foreign or domestic corporation that was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation, including service with respect to employee benefit plans, whether the basis of the Proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent (hereafter an "Agent'), shall be indemnified and held harmless by the corporation to the fullest extent authorized by statutory and decisional law, as the same exists or may hereafter be interpreted or amended (but, in the case of any such amendment or interpretation, only to the extent that such amendment or interpretation permits the corporation to provide broader indemnification rights than were permitted prior thereto) against all expenses, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes and penalties, amounts paid or to be paid in settlement, any interest, assessments, or other charges imposed thereon and any federal, state, local or foreign taxes imposed on any Agent as a result of the actual or deemed receipt of any payments under this Article) (reasonably) incurred or suffered by such person in connection with investigating, defending, being a witness in, or participating in (including on appeal), or preparing for [some text not available]

To the extent that any provision of the Articles, agreement or vote of the stockholders or disinterested directors is inconsistent with these Bylaws, the provision, agreement or vote shall take precedence

     Section 9.5 Authority to Insure.

     The corporation may purchase and maintain insurance to protect itself and any Agent against any Expense asserted against or incurred by such person, whether or not the corporation would have the power to indemnify the Agent against such Expense under applicable law or the provisions of this Article, provided that, in cases where the corporation owns all or a portion of the shares of the company issuing the insurance policy, the company and/or the policy must meet any of the conditions set forth in the Nevada Revised Statutes, as amended.

     Section 9.6 Survival of Rights.

     The rights provided by this Article shall continue as to a person who has ceased to be an Agent and shall inure to the benefit of the heirs, executors, and administrators of such person.

     Section 9.7 Settlement of Claims.

     The corporation shall not be liable to indemnify any Agent under this Article (a) for any amounts paid in settlement of any action or claim effected without the corporation's written consent, which consent shall not be unreasonably withheld, or (b) for any judicial award, if the corporation was not given a reasonable and timely opportunity, at its expense, to participate in the defense of such action.

     Section 9.8 Affect of Amendment.

Any amendment, repeal, or modification of this Article shall not adversely affect any right or protection of any Agent existing at the time of such amendment, repeal or modification.

     Section 9.9 Subrogation.

     In the event of payment under this Article, the corporation shall be subrogated to the extent of such payment to all of the rights of recovery of the Agent who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution or such documents necessary to enable the corporation effectively to bring suit to enforce such rights.

     Section 9.10 No Duplication of Payments.

     The corporation shall not be liable under this Article to make any payment in connection with any claim made against the Agent to the extent the Agent has otherwise actually received payment (under any insurance policy, agreement, vote or otherwise) of the amounts otherwise indemnifiable hereunder.

                                   ARTICLE X

                                   Amendments

     Section 10.1 Power of Shareholders.

     New Bylaws may be adopted or these Bylaws may be amended or repealed by the affirmative vote of a majority of the outstanding shares entitled to vote, or by the written assent of shareholders entitled to vote such shares, except as otherwise provided by law or by the Articles of Incorporation or by these Bylaws.

     Section 10.2 Power of Directors.

     Subject to the right of shareholders as provided in Section 10.1 of this
Article X to adopt, amend or repeal these Bylaws, these Bylaws (other than a bylaw or amendment thereof providing for the approval by the Board, acting alone, or a loan or guarantee to any officer or an employee benefit plan providing for the same) may be adopted, amended or repealed by the Board of Directors provided, however, that the Board of Directors may adopt a bylaw or amendment thereof changing the authorized number of directors only for the purpose of fixing the exact number of directors within the limits specified in the Articles of Incorporation or in Section 3.2 of these Bylaws.

                                   ARTICLE XI

                                   Definitions

     Unless the context otherwise requires, the general provisions, rules of construction and definitions contained in the Nevada Corporation Law as amended from time to time shall govern the construction of these Bylaws. Without limiting the generality of the foregoing, the masculine gender includes the feminine and neuter, the singular number includes the plural and the plural number includes the singular and the term "person" includes a corporation as well as a natural person.

                                  ARTICLE XII

                                 Corporate Seal

     The corporate seal shall consist of a circular die bearing the name of the corporation, the state in which it was incorporated and the date of its incorporation. If and when authorized by the Board of Directors, a duplicate of the corporate seal may be kept and used by such officer or person as the Board of Directors may designate.

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
                            CERTIFICATE OF SECRETARY

     The undersigned, Raymond Robert Acha of Investment Agent's, Inc., a Nevada corporation, hereby certifiers that the foregoing is a full, true end correct copy of the Bylaws of the corporation with all amendments to date of this certificate.

     WITNESS the signature of the undersigned and the seal of the Corporation this 1st day of October, 2002.


/s/ RAYMOND ROBERT ACHA
----------------------------------
Secretary

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